POWER OF ATTORNEY


The undersigned trustee of the Potomac Funds and the Potomac Insurance Trust, each a Massachusetts business trust (the "Trusts"), does hereby constitute and appoint Daniel O'Neill, Philip A. Harding, and Robert J. Zutz, the true and lawful attorneys and agents of the undersigned, with full power of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, may deem necessary or advisable or which may be required to enable the Trusts to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the laws of the jurisdictions in which securities of the Trusts may be offered and sold, and any rules, regulations, or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or other agency of any such jurisdiction in respect thereof, in connection with the registration for sale of their securities under the Securities Act of 1933, as amended, and the registration and qualification, under the securities laws of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned trustee, the Trusts' Registration Statements on Form N-1A and any registration statement on any other form adopted by the SEC, any amendments or post-effective amendments of any of the foregoing and the applicable form of any such jurisdiction, with respect to each Trust and its Shares of Beneficial Interest to be filed with the SEC and the securities commission or other agency of any such jurisdiction under said Acts, any and all amendments and supplements to said amendments or post-effective amendments and any other instruments or documents filed as part of or in connection with said Registration Statements, amendments, or supplements; and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 4th day of October, 2001.



                                        /s/ Richard Jackson
                                        ------------------------------------
                                        Richard Jackson

                               POWER OF ATTORNEY


The undersigned trustee of the Potomac Funds and the Potomac Insurance Trust, each a Massachusetts business trust (the "Trusts"), does hereby constitute and appoint Daniel O'Neill, Philip A. Harding, and Robert J. Zutz, the true and lawful attorneys and agents of the undersigned, with full power of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, may deem necessary or advisable or which may be required to enable the Trusts to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the laws of the jurisdictions in which securities of the Trusts may be offered and sold, and any rules, regulations, or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or other agency of any such jurisdiction in respect thereof, in connection with the registration for sale of their securities under the Securities Act of 1933, as amended, and the registration and qualification, under the securities laws of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned trustee, the Trusts' Registration Statements on Form N-1A and any registration statement on any other form adopted by the SEC, any amendments or post-effective amendments of any of the foregoing and the applicable form of any such jurisdiction, with respect to each Trust and its Shares of Beneficial Interest to be filed with the SEC and the securities commission or other agency of any such jurisdiction under said Acts, any and all amendments and supplements to said amendments or post-effective amendments and any other instruments or documents filed as part of or in connection with said Registration Statements, amendments, or supplements; and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 22nd day of August, 2002.



                                      /s/ Gerald E. Shanley III
                                      ------------------------------------
                                      Gerald E. Shanley III